Exhibit 99.2

Supplemental Investor Package

________________________________________________

First Quarter 2017

Investor Contact:

Rohan Pai

Senior Vice President, Investor Relations and Treasurer

Tel: 973-948-1364

Rohan.Pai @selective.com

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selected Balance Sheet Data

(unaudited)

	March 31,				March 31,				December 31,
($ in thousands, except per share amounts)	2017				2016				2016
				Unrecognized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain	Sheet		Value	Gain	Sheet		Value	Gain
Invested Assets:
Corporate bonds [1]	$3,480,965		3,482,488	34,897	3,073,489		3,076,144	53,348	$3,332,522		3,334,044	24,339
Government and Municipal bonds	1,470,876		1,472,856	30,350	1,690,552		1,695,583	70,315	1,561,574		1,563,707	18,255
Total fixed income securities	4,951,841		4,955,344	65,247	4,764,041		4,771,727	123,663	4,894,096		4,897,751	42,594
Equities	154,918		154,918	30,304	215,789		215,789	21,611	146,753		146,753	25,864
Short-term investments	247,207		247,207	-	103,132		103,132	-	221,701		221,701	-
Other investments	106,796		106,796	-	80,916		80,916	-	102,397		102,397	-
Total invested assets	$5,460,762		5,464,265	95,551	5,163,878		5,171,564	145,274	$5,364,947		5,368,602	68,458

Invested assets per $ of stockholders' equity	3.43				3.50				3.50

Total assets	7,404,096				7,022,492				7,355,848

Liabilities:
Reserve for losses and loss expenses	3,679,471				3,575,496				3,691,719
Unearned premium reserve	1,299,823				1,209,377				1,262,819

Total liabilities	5,811,517				5,546,527				5,824,478

Stockholders' equity	1,592,579				1,475,965				1,531,370

Total debt-to-capitalization ratio	21.6%				20.8%				22.3%

Book value per share	27.34				25.61				26.42

Book value per share excluding
unrealized gain or loss on bond portfolio	26.65				24.30				25.98

NPW per insurance segment employee	1,043				999				1,028

Statutory premiums to surplus ratio	1.4	x			1.4	x			1.4	x

Statutory surplus	1,622,268				1,461,326				1,583,781

1 Includes mortgage-backed and asset-backed securities.

 Selective Insurance Group, Inc. & Consolidated Subsidiaries

 Selected Income Statement Data

 (unaudited)

		Quarter Ended March 31,
	($ in thousands, except per share amounts)	2017		2016
			Per diluted share		Per diluted share
	Consolidated
	Revenue	$600,469		$551,474
	Net income	50,440	0.85	37,032	0.63
	Exclude: Net realized losses	1,045	0.02	2,704	0.05
	Exclude: Tax on net realized losses	(366)	(0.01)	(946)	(0.02)
	Operating income	51,119	0.86	38,790	0.66

	Total Insurance Operations
	Gross premiums written	$689,511		652,598
	Net premiums written	598,704		565,359
	Net premiums earned	560,854		522,458
Underwriting gain	- before tax	49,222		40,955
	- after tax	31,994	0.54	26,621	0.46
	GAAP combined ratio	91.2%		92.2%

	Standard Commercial Lines
	Net premiums earned	$438,414		402,889
	GAAP combined ratio	90.3%		92.3%

	Standard Personal Lines
	Net premiums earned	$71,201		70,205
	GAAP combined ratio	92.8%		87.7%

	Excess and Surplus Lines
	Net premiums earned	$51,239		49,364
	GAAP combined ratio	96.9%		97.1%

	Investments
Net investment income	- before tax	$37,419		30,769
	- after tax	27,451	0.46	23,560	0.40
	Effective tax rate	26.6%		23.4%
	Annual after-tax yield on investment portfolio	2.0%		1.8%
	Annual after-tax, after-interest expense yield	1.7%		1.6%
	Invested assets per $ of stockholders' equity	3.43		3.50

	Other expenses (net of other income)
Interest expense	- before tax	$(6,106)		(5,606)
	- after tax	(3,969)	(0.07)	(3,644)	(0.06)

Other expense - after tax		(4,357)	(0.07)	$(7,747)	(0.14)

	Diluted weighted avg shares outstanding	59,148		58,507

Selective Insurance Group, Inc. & Consolidated Subsidiaries

GAAP Insurance Operations Results

(unaudited)

($ in thousands)	Quarter Ended March 31, 2017				Quarter Ended March 31, 2016

	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	$483,548	64,696	50,460	598,704	$455,063	61,969	48,327	565,359
Net Premiums Earned	438,414	71,201	51,239	560,854	402,889	70,205	49,364	522,458
Losses and Loss Expenses Incurred	241,564	44,290	31,618	317,472	223,350	39,695	34,099	297,144
Net Underwriting Expenses Incurred	154,401	21,805	18,051	194,257	146,954	21,905	13,847	182,706
Dividends to Policyholders	(97)	-	-	(97)	1,653	-	-	1,653
GAAP Underwriting Gain	$42,546	5,106	1,570	49,222	$30,932	8,605	1,418	40,955

GAAP Ratios
Loss and Loss Expense Ratio	55.1%	62.2%	61.7%	56.6%	55.4%	56.5%	69.1%	56.9%
Underwriting Expense Ratio	35.2%	30.6%	35.2%	34.6%	36.5%	31.2%	28.0%	35.0%
Dividends to Policyholders Ratio	0.0%	0.0%	0.0%	0.0%	0.4%	0.0%	0.0%	0.3%
Combined Ratio	90.3%	92.8%	96.9%	91.2%	92.3%	87.7%	97.1%	92.2%

Selective Insurance Group, Inc. and Consolidated Subsidiaries

GAAP Investment Income

March 2017 (unaudited)

	Quarter Ended		%
	March	March	Increase
($ in thousands, except per share data)	2017	2016	(Decrease)
Investment Income:
Interest:
Fixed Income Securities	$36,891	31,644	17
Short-term	250	159	57
Other Investments	1,603	(1,066)	250
Dividends	1,468	2,230	(34)
	40,212	32,967	22

Investment Expense	2,793	2,198	27

Net Investment Income Before Tax	37,419	30,769	22

Tax	9,968	7,209	38

Net Investment Income After Tax	$27,451	23,560	17

Net Investment Income per Share	$0.46	0.40	15

Effective Tax Rate	26.6%	23.4%

Average Yields:

Fixed Income Securities:
Pre Tax	3.00%	2.70%
After Tax	2.18%	2.02%

Portfolio:
Pre Tax	2.77%	2.40%
After Tax	2.03%	1.84%

	Quarter Ended
	March	March
Net Realized Losses	2017	2016
Fixed Income Securities	(196)	(390)
Equity Securities	(1,314)	(2,310)
Other Investments	465	(4)

Total	(1,045)	(2,704)
Net of Tax	(679)	(1,758)

Year-to-date as of March 31, 2017, new money rates for fixed income securities were 3.1% on a pre-tax basis and 2.1% on an after-tax basis.

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2017 Statutory Results by Line of Business

Quarter Ended March 2017 (unaudited)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2017	2016	Gain/(Loss)
Standard Personal Lines:

Homeowners	$26,535	(0.1)%	$32,700	(0.6)%	38.8%	8.5%	39.2%	0.0%	86.5%	86.5%	$6,830
Auto	36,719	7.9%	36,950	3.3%	65.9%	10.9%	33.4%	0.0%	110.1%	104.9%	(3,673)
Other (including flood)	1,441	5.1%	1,551	1.7%	54.9%	(24.6)%	(151.2)%	0.0%	(120.9)%	(142.0)%	3,260
Total	$64,696	4.4%	$71,201	1.4%	53.2%	9.0%	31.7%	0.0%	93.9%	90.6%	$6,418

Standard Commercial Lines:

Commercial property	$80,503	6.4%	$76,391	8.9%	43.3%	5.2%	37.6%	(0.4)%	85.8%	91.8%	$9,319
Workers compensation	91,840	0.6%	79,326	4.4%	54.9%	13.6%	26.0%	1.1%	95.6%	81.1%	245
General liability	155,137	7.2%	139,984	9.3%	31.9%	7.5%	34.1%	(0.2)%	73.2%	83.4%	32,295
Auto	117,387	8.5%	107,129	12.3%	63.7%	10.4%	32.0%	(0.3)%	105.7%	104.9%	(9,384)
Businessowners' policies	26,201	5.7%	24,845	3.9%	46.3%	11.3%	37.2%	0.0%	94.8%	95.0%	793
Bonds	7,792	31.5%	6,498	18.9%	11.1%	6.5%	51.9%	0.0%	69.4%	81.6%	1,315
Other	4,690	4.8%	4,241	10.5%	(0.2)%	0.3%	54.8%	0.0%	55.1%	53.8%	1,660
Total	$483,548	6.3%	$438,414	8.8%	46.0%	9.1%	33.2%	(0.0)%	88.3%	89.7%	$36,244

E&S	50,460	4.4%	51,239	3.8%	45.5%	16.3%	34.1%	0.0%	95.9%	98.4%	2,347

Total Insurance Operations	$598,704	5.9%	$560,854	7.3%	46.9%	9.7%	33.1%	(0.0)%	89.7%	90.7%	$45,009

Note: Some amounts may not foot due to rounding.

		2017	2016
	Losses Paid	241,979	210,673
	LAE Paid	48,513	46,124
	Total Paid	$290,492	$256,797

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2017 Net Catastrophe Losses and Prior Year Casualty Reserve Development

Statutory Results by Line of Business

(unaudited)

	Quarter Ended
Net Catastrophe Losses Incurred	March 31, 2017		March 31, 2016
($ in thousands)	Losses and Loss Expenses Incurred	Impact on Losses and Loss Expense Ratio	Losses and Loss Expenses Incurred	Impact on Losses and Loss Expense Ratio

Standard Personal Lines	$3,909	5.5%	$2,225	3.2%

Standard Commercial Lines	6,899	1.6%	11,649	2.9%

E&S	1,403	2.7%	495	1.0%

Total Insurance Operations	$12,212	2.2%	$14,369	2.8%

Prior Year Casualty Reserve Development	Quarter Ended
(Favorable) / Unfavorable	March 31, 2017		March 31, 2016
($ in thousands)	Losses and Loss Expenses Incurred	Impact on Losses and Loss Expense Ratio	Losses and Loss Expenses Incurred	Impact on Losses and Loss Expense Ratio

Standard Personal Lines	$2,000	2.8%	$-	0.0%

Standard Commercial Lines	(16,400)	(3.7)%	(18,000)	(4.5)%

E&S	-	0.0%	1,000	2.0%

Total Insurance Operations	$(14,400)	(2.6)%	$(17,000)	(3.3)%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Balance Sheets	Unaudited

	March 31,	December 31,
($ in thousands, except share amounts)	2017	2016
ASSETS
Investments:
Fixed income securities, held-to-maturity – at carrying value (fair value: $88,339 – 2017; $105,211 – 2016)	$84,836	101,556
Fixed income securities, available-for-sale – at fair value (amortized cost: $4,805,368 – 2017; $4,753,759 – 2016)	4,867,005	4,792,540
Equity securities, available-for-sale – at fair value (cost: $124,614 – 2017; $120,889 – 2016)	154,918	146,753
Short-term investments (at cost which approximates fair value)	247,207	221,701
Other investments	106,796	102,397
Total investments	5,460,762	5,364,947
Cash	483	458
Interest and dividends due or accrued	40,239	40,164
Premiums receivable, net of allowance for uncollectible accounts of: $6,613 – 2017; $5,980 – 2016	707,677	681,611
Reinsurance recoverable, net of allowance for uncollectible accounts of: $5,000 – 2017; $5,500 – 2016	580,386	621,537
Prepaid reinsurance premiums	145,436	146,282
Current federal income tax	—	2,486
Deferred federal income tax	72,218	84,840
Property and equipment – at cost, net of accumulated depreciation and amortization of: $202,917 – 2017; $198,729 – 2016	68,503	69,576
Deferred policy acquisition costs	227,622	222,564
Goodwill	7,849	7,849
Other assets	92,921	113,534
Total assets	$7,404,096	7,355,848

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses and loss expenses	$3,679,471	3,691,719
Unearned premiums	1,299,823	1,262,819
Long-term debt	438,782	438,667
Current federal income tax	11,552	—
Accrued salaries and benefits	96,322	132,880
Other liabilities	285,567	298,393
Total liabilities	$5,811,517	5,824,478

Stockholders’ Equity:
Preferred stock of $0 par value per share:	$—	—
Authorized shares 5,000,000; no shares issued or outstanding
Common stock of $2 par value per share:
Authorized shares 360,000,000
Issued: 102,028,447 – 2017; 101,620,436 – 2016	204,057	203,241
Additional paid-in capital	354,239	347,295
Retained earnings	1,609,862	1,568,881
Accumulated other comprehensive income (loss)	2,090	(15,950)
Treasury stock – at cost (shares: 43,780,884 – 2017; 43,653,237 – 2016)	(577,669)	(572,097)
Total stockholders’ equity	$1,592,579	1,531,370
Commitments and contingencies
Total liabilities and stockholders’ equity	$7,404,096	7,355,848

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Income
	Quarter Ended March 31,
($ in thousands, except per share amounts)	2017	2016
Revenues:
Net premiums earned	$560,854	522,458
Net investment income earned	37,419	30,769
Net realized losses:
Net realized investment gains	2,430	889
Other-than-temporary impairments	(3,475)	(3,593)
Total net realized losses	(1,045)	(2,704)
Other income	3,241	951
Total revenues	600,469	551,474

Expenses:
Losses and loss expenses incurred	317,472	297,144
Policy acquisition costs	196,228	183,227
Interest expense	6,106	5,606
Other expenses	13,089	13,622
Total expenses	532,895	499,599

Income before federal income tax	67,574	51,875

Federal income tax expense:
Current	14,273	14,084
Deferred	2,861	759
Total federal income tax expense	17,134	14,843

Net income	$50,440	37,032

Earnings per share:
Basic net income	$0.87	0.64

Diluted net income	$0.85	0.63

Dividends to stockholders	$0.16	0.15

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Comprehensive Income
	Quarter Ended March 31,
($ in thousands)	2017	2016
Net income	$50,440	37,032

Other comprehensive income, net of tax:
Unrealized gains on investment securities:
Unrealized holding gains arising during period	16,761	42,729
Amounts reclassified into net income:
Held-to-maturity securities	(32)	(47)
Realized losses on available-for-sale securities	981	1,754
Total unrealized gains on investment securities	17,710	44,436

Defined benefit pension and post-retirement plans:
Amounts reclassified into net income:
Net actuarial loss	330	986
Total defined benefit pension and post-retirement plans	330	986
Other comprehensive income	18,040	45,422
Comprehensive income	$68,480	82,454

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Stockholders’ Equity
	Quarter Ended March 31,
($ in thousands)	2017	2016
Common stock:
Beginning of year	$203,241	201,723
Dividend reinvestment plan (shares: 8,249 – 2017; 10,931 – 2016)	16	22
Stock purchase and compensation plans (shares: 399,762 – 2017; 386,567 – 2016)	800	773
End of period	204,057	202,518

Additional paid-in capital:
Beginning of year	347,295	326,656
Dividend reinvestment plan	348	351
Stock purchase and compensation plans	6,596	6,958
End of period	354,239	333,965

Retained earnings:
Beginning of year	1,568,881	1,446,192
Net income	50,440	37,032
Dividends to stockholders ($0.16 per share – 2017; $0.15 per share – 2016)	(9,459)	(8,789)
End of period	1,609,862	1,474,435

Accumulated other comprehensive income:
Beginning of year	(15,950)	(9,425)
Other comprehensive income	18,040	45,422
End of period	2,090	35,997

Treasury stock:
Beginning of year	(572,097)	(567,105)
Acquisition of treasury stock (shares: 127,647 – 2017; 122,250 – 2016)	(5,572)	(3,845)
End of period	(577,669)	(570,950)
Total stockholders’ equity	$1,592,579	1,475,965

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Cash Flows
	Quarter Ended March 31,
($ in thousands)	2017	2016
Operating Activities

Net income	$50,440	37,032

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,882	14,627
Stock-based compensation expense	5,273	4,377
Undistributed (gains) losses of equity method investments	(665)	1,066
Loss on disposal of fixed assets	998	—
Net realized losses	1,045	2,704

Changes in assets and liabilities:
Increase in reserve for losses and loss expenses, net of reinsurance recoverable	28,903	42,390
Increase in unearned premiums, net of prepaid reinsurance	37,850	42,901
Decrease in net federal income taxes	16,946	5,296
Increase in premiums receivable	(26,066)	(39,180)
Increase in deferred policy acquisition costs	(5,058)	(7,789)
(Increase) decrease in interest and dividends due or accrued	(218)	528
Decrease in accrued salaries and benefits	(36,558)	(27,115)
Decrease (increase) in other assets	15,998	(10,128)
Decrease in other liabilities	(55,175)	(52,902)
Net cash provided by operating activities	46,595	13,807

Investing Activities
Purchase of fixed income securities, available-for-sale	(724,880)	(264,828)
Purchase of equity securities, available-for-sale	(14,083)	(7,574)
Purchase of other investments	(11,211)	(12,723)
Purchase of short-term investments	(1,027,885)	(303,228)
Sale of fixed income securities, available-for-sale	594,805	12,905
Sale of short-term investments	1,010,917	394,915
Redemption and maturities of fixed income securities, held-to-maturity	16,527	37,400
Redemption and maturities of fixed income securities, available-for-sale	116,357	130,641
Sale of equity securities, available-for-sale	5,503	4,285
Distributions from other investments	6,428	7,994
Purchase of property and equipment	(4,937)	(3,439)
Net cash used in investing activities	(32,459)	(3,652)

Financing Activities
Dividends to stockholders	(8,955)	(8,270)
Acquisition of treasury stock	(5,572)	(3,845)
Net proceeds from stock purchase and compensation plans	1,563	1,478
Proceeds from borrowings	64,000	25,000
Repayments of borrowings	(64,000)	(25,000)
Excess tax benefits from share-based payment arrangements	—	1,361
Repayments of capital lease obligations	(1,147)	(1,094)
Net cash used in financing activities	(14,111)	(10,370)
Net increase (decrease) in cash	25	(215)
Cash, beginning of year	458	898
Cash, end of period	$483	683

 Selective Insurance Group, Inc.

 Combined Insurance Company Subsidiaries

 Statutory Balance Sheets

 (unaudited)

	March 31,	March 31,	December 31,
($ in thousands)	2017	2016	2016

ASSETS
Bonds	$4,824,921	4,583,540	4,780,269
Common stocks	138,331	202,619	130,608
Preferred stocks	16,107	12,807	15,871
Affiliated mortgage loan	34,108	34,957	34,324
Other investments	151,770	130,365	147,364
Short-term investments	221,505	81,011	203,924
Total investments	5,386,742	5,045,299	5,312,360

Cash on hand and in banks	(4,415)	(12,429)	13,911
Interest and dividends due and accrued	40,102	37,891	40,038
Premiums receivable	699,630	649,660	673,649
Reinsurance recoverable on paid losses and expenses	8,455	9,025	10,337
Deferred tax recoverable	159,702	144,761	161,165
EDP equipment	1,732	397	549
Equities and deposits in pools and associations	12,050	10,864	12,683
Receivable for sold securities	373	647	5,176
Other assets	30,153	28,245	29,040
Total assets	$6,334,524	5,914,360	6,258,908

LIABILITIES
Reserve for losses	$2,518,967	2,456,286	2,497,916
Reinsurance payable on paid loss and loss expense	3,400	3,057	3,163
Reserve for loss expenses	570,944	534,949	564,976
Unearned premiums	1,154,386	1,071,722	1,116,536
Reserve for commissions payable	53,402	50,382	92,763
Ceded balances payable	40,690	41,112	62,939
Federal income tax payable	38,411	34,247	17,394
Premium and other taxes payable	21,741	19,411	24,149
Borrowed money	110,214	60,031	110,212
Reserve for dividends to policyholders	4,111	6,439	5,706
Reserves for unauthorized reinsurance	1,755	2,030	1,755
Payable for securities	86,288	25,563	41,603
Funds withheld on account of others	10,776	7,928	7,501
Accrued salaries and benefits	48,280	52,230	83,718
Other liabilities	48,891	87,647	44,796
Total liabilities	4,712,256	4,453,034	4,675,127

POLICYHOLDERS' SURPLUS
Capital	42,725	42,725	42,725
Paid in surplus	492,869	492,869	492,869
Unassigned surplus	1,086,674	925,732	1,048,187
Total policyholders' surplus	1,622,268	1,461,326	1,583,781
Total liabilities and policyholders' surplus	$6,334,524	5,914,360	6,258,908

Selective Insurance Group, Inc.

 Combined Insurance Company Subsidiaries

Statutory Statements of Income

(unaudited)

	Quarter Ended
	March
($ in thousands)	2017		2016
UNDERWRITING
Net premiums written	$598,704		565,359

Net premiums earned	560,854		522,458

Net losses paid	241,979		210,673
Change in reserve for losses	21,051		29,703
Net losses incurred	263,030	46.9%	240,376	46.0%

Net loss expenses paid	48,513		46,124
Change in reserve for loss expenses	5,969		9,627
Net loss expenses incurred	54,482	9.7%	55,751	10.7%

Net underwriting expenses incurred	201,060	33.5%	190,917	33.7%

Total deductions	518,572		487,044
Statutory underwriting gain	42,282		35,414

Net loss from premium balances charged off	(645)		(691)
Finance charges and other income	3,275		962
Total other income	2,630	-0.4%	271	0.0%
Policyholders' dividends incurred	97	0.0%	(1,653)	0.3%
Total underwriting gain	45,009	89.7%	34,032	90.7%

INVESTMENT
Net investment income earned	35,757		30,623
Net realized losses	(1,082)		(2,704)
Total income before income tax	79,684		61,951

Federal income tax expense	21,016		16,603

Net income	$58,668		45,348

Policyholders' surplus
Surplus, beginning of period	$1,583,781		1,426,320

Net income	58,668		45,348
Change in deferred taxes	(1,752)		352
Change in net unrealized capital losses	3,771		5,311
Dividends to stockholders	(20,024)		(15,254)
Change in non-admitted assets	(2,656)		(2,182)
Change in Overfunded Contra Asset	(1,282)		(1,047)
Qual Pen Trans Liab	1,744		2,456
Excess Plan Trans Liab	8		19
PRL Plan Trans Liab	10		3

Net change in surplus for period	38,487		35,006

Surplus, end of period	$1,622,268		1,461,326

Statutory underwriting gain	$45,009		34,032

Adjustments under GAAP:
Deferred policy acquisition costs	5,058		7,789
Other, net	(845)		(866)
GAAP underwriting gain	$49,222		40,955

Note:  Some amounts or ratios may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
March 31, 2017
(unaudited)

	Number	Original	Remaining	Current
Strategy	of Funds	Commitment	Commitment	Market Value
Private Equity	20	176,515,538	74,669,031	41,354,303
Private Credit	10	109,000,000	40,745,221	31,026,212
Real Assets	7	92,000,000	27,763,706	16,264,503
TOTAL - ALTERNATIVE INVESTMENTS	37	377,515,538	143,177,958	88,645,018

Exhibit may not foot due to rounding